UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 18, 2006

Tessera Technologies, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50460	16-1620029
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3099 Orchard Drive

San Jose, California 95134

(Address of Principal Executive Offices)

(408) 894-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed to amend Item 9.01 of the Current Report on Form 8-K filed by Tessera Technologies, Inc. on July 19, 2006. This amendment provides the audited historical financial statements of the businesses acquired as required by Item 9.01(a) and the unaudited pro forma financial information required by Item 9.01(b), which financial statements and information were not previously filed.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The following Financial Statements of the Business Acquired are included in this report;

The required audited financial statements of Digital Optics Corporation as of and for the years ended December 31, 2005 and 2004 are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.

The required unaudited interim financial statements of Digital Optics Corporation as of and for the six months ended June 30, 2006 and 2005 are attached hereto as Exhibit 99.2 and are incorporated in their entirety herein by reference.

(b) Pro Forma Financial Information

The required unaudited pro forma financial information as of and for the six months ended June 30, 2006 and for the twelve months ended December 31, 2005 is attached hereto as Exhibit 99.3 and is incorporated in its entirety herein by reference.

(d) Exhibits

EXHIBIT NO.	DESCRIPTION
2.1	Agreement and Plan of Merger dated as of July 7, 2006 among Tessera Technologies, Inc., Digital Optics, Dalton Acquisition Corp, a Delaware corporation and a wholly owned subsidiary of Tessera Technologies, Inc. and Carolinas Capital Corp, a North Carolina corporation, as agent for the equity holders of Digital Optics dated July 7, 2006*

23.1	Consent of Independent Accountants

99.1	Audited Financial Statements of Digital Optics Corporation as of and for the years ended December 31, 2005 and 2004

99.2	Unaudited Interim Financial Statements of Digital Optics Corporation as of and for the six months ended June 30, 2006 and 2005

99.3	Unaudited Pro Forma Condensed Combined Financial Statements

*	Previously filed as an exhibit to Tessera Technology, Inc’s Current Report on Form 8-K filed on July 10, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2006	TESSERA TECHNOLOGIES, INC.

	By:	/s/ Charles A. Webster
	Name:	Charles A. Webster
	Title:	Chief Financial Officer

Exhibit Index

EXHIBIT NO.	DESCRIPTION
2.1	Agreement and Plan of Merger dated as of July 7, 2006 among Tessera Technologies, Inc., Digital Optics, Dalton Acquisition Corp, a Delaware corporation and a wholly owned subsidiary of Tessera Technologies, Inc. and Carolinas Capital Corp, a North Carolina corporation, as agent for the equity holders of Digital Optics dated July 7, 2006*

23.1	Consent of Independent Accountants

99.1	Audited Financial Statements of Digital Optics Corporation as of and for the years ended December 31, 2005 and 2004

99.2	Unaudited Interim Financial Statements of Digital Optics Corporation as of and for the six months ended June 30, 2006 and 2005

99.3	Unaudited Pro Forma Condensed Combined Financial Statements

*	Previously filed as an exhibit to Tessera Technology, Inc.’s Current Report on Form 8-K filed on July 10, 2006.